Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
9.	Subsequent Events

We continue to develop our game, TheRoyal.Land. The initial phase of the game development included the delivery of the first mission of the vertical slice which was completed in September 2024 and is currently being used for testing and demonstration. Upon completion of the vertical slice in September 2024, we paid Neosperience $111,915 for services they provided subsequent to June 30, 2024.